UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

INTERDOM, CORP.

(Exact name of registrant as specified in charter)

Nevada	333-167084	27-2310076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

219 Redfield Parkway # 204, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

775-345-3521

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01.  Changes in Control of Registrant.

On June 14, 2011, a change in control of Interdom, Corp. (the "Company") occurred when Igor Rumiantsev sold all of his 3,500,000 common shares in a private share purchase transaction to Unlimited Trade Inc.  Mr. Rumiantsev sold his shares for cash consideration of $200,000.  Unlimited Trade Inc. now has voting control over 83.8% of the Company’s outstanding and issued common stock.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 14, 2011, the Company received a resignation notice from Igor Rumiantsev from all of his positions with the Company, including President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Mr. Rumiantsev’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 14, 2011, the Company appointed Roman Rumpf as its new President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Currently, Mr. Rump is the general manager of Raystream GMbH, a private technology company, a position he has held since March 2011.  From April 2010 to February 2011, Mr. Rump worked as a technical consultant at Elogic GmbH, a private electronic FX Trading company.  From March 2008 to March 2010, Mr. Rumpf worked as Head of Development for Burg Lichtenfels GmbH & Co. KG, a private IT-Security company.  From June 2006 to February 2008 Mr. Rumpf was Project and Product Manager at Qnective Inc. a private Social Networking company.

Mr. Rumpf will serve as our Director and officer until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between Mr. Rumpf and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Rumpf and any of our officers or directors.  Mr. Rumpf has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 8.01.  Other Events.

Effective June 14, 2011, the Company has moved its executive offices to 219 Redfield Parkway # 204, Reno, Nevada 89509.  The Company’s new telephone number is 775-345-3521.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDOM, CORP.

Date: June 24, 2011	By:	/s/ Roman Rumpf
Roman Rumpf, President